EXHIBIT 10.1

                    OFFER DOCUMENT - SANTECH MICRO GROUP ASA

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TO BE USED ON ACCEPTANCE OF THE OFFER FROM CHS ELECTRONICS NORGE AS TO PURCHASE
ALL THE SHARES IN SANTECH MICRO GROUP ASA

                                               Return to:
                                               Orkla Finans (Fondsmegling) A.S.
                                               P.O. Box 1724 - Vika
                                               0121 Oslo
                                               Tel: 22 40 08 00

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 THE SHARE REGISTER OF SANTECH MICRO GROUP ASA SHOWS ON JUNE 27, 1995:
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  VSP account            NUMBER OF SHARES             REGISTERED RIGHTS HOLDER?:
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ACCEPTANCE DEADLINE

THE ACCEPTANCE MUST BE RECEIVED BY ORKLA FINANS (FONDSMEGLING) A.S BY 4:00 P.M. ON AUGUST 25, 1997. SHAREHOLDERS WITH SHARES IN SANTECH MICRO GROUP ASA DIVIDED BETWEEN SEVERAL VPS ACCOUNTS WILL RECEIVE AN ACCEPTANCE FORM FOR EACH ACCOUNT. ALL ACCEPTANCE FORMS RECEIVED MUST BE COMPLETED AND RETURNED WITHIN THE ACCEPTANCE DEADLINE.

To CHS Electronics Norge AS (Offerer) and Orkla Finans (Fondsmegling) A.S (Orkla Finans):

1 I/we have received the offer document dated August 8, 1997 and accept the offer as described in the offer document to purchase all my/our share(s) in Santech Micro Group ASA in accordance with the terms of the offer.

   The acceptance also includes any shares which, in addition to the number of shares specified above, have been acquired or will be acquired and will be credited to the above VPS account prior to receipt and registration of the acceptance by Orkla Finans.

2 I/we acknowledge that from the date hereof I/we are not able to sell or otherwise pledge or transfer to another VPS account the shares in Santech Micro Group ASA which are covered by the acceptance. Further, I/we accept that the shares included in this acceptance are transferred to a separate blocked VPS account registered in my/our name with Orkla Finans as rights holder on behalf of the Offerer.

3 Orkla Finans is given irrevocable authority to charge my/our VPS account for the shares in Santech Micro Group ASA covered by this acceptance.

4 I/we give Orkla Finans irrevocable authority to transfer the shares to a VPS account in the Offerer's name at the same time as settlement for the shares takes place, within three banking days of notice that the offer terms have been fulfilled.

5 I/we are aware that cash settlement will take place through directly crediting the bank account for payment of dividends which is registered on my/our VPS account(s) or, if such account has not been notified, settlement will be made to me/us by currency cheques.

6 My/our shares in Santech Micro Group ASA are transferred free of charges of any type. I/we acknowledge that this acceptance may only be treated as valid if any rights holders (marked with a YES under "REGISTERED RIGHTS HOLDER" above right) have given written approval on this acceptance form to the shares being sold and transferred to the Offerer.

7 The Offerer will pay my/our directly related transaction costs in VPS in connection with my/our acceptances.

8 If the offer is canceled and the share purchase not implemented, the shares will be immediately returned to the relevant shareholder to the VPS account specified on this acceptance form.

9 This agreement shall be governed by, and interpreted in accordance with, Norwegian law. Conflicts which arise in connection with the agreement and cannot be resolved amicably are to be decided by arbitration in accordance with ss.26-6 of the Norwegian Securities Trading Act, and the parties agree that the arbitration tribunal shall consist of three members as stated there. If it is not practical to establish the arbitration tribunal in the manner stated there, the Chairman of the Stock Exchange Appeals Committee is to appoint the arbitration tribunal. The party in respect of which a complaint is made to the arbitration tribunal is bound to submit a reply within 14 days of the start of proceedings and as far as possible the decision of the arbitration tribunal is to be given within four weeks from receipt of the reply by the tribunal. A failure to respond will not lead to the proceedings being extended or the decision deferred and in such a case the decision of the arbitration tribunal is to be given on the basis of the material presented.

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         Place                        Date              Binding Signature*

*If signed pursuant to an authorization or company certificate should be attached.

RIGHTS HOLDER:
If rights holders are registered on the VPS account, this is specified with a YES in the top right-hand corner of this acceptance form. As rights holder the undersigned consents to this transaction.

--------------------        --------------------     -------------------------
         Place                        Date              Binding Signature*

*If signed pursuant to an authorization, the authorization or company certificate should be attached.
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